UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 6, 2018, NeuroOne Medical Technologies Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) under Items 1.01 and 3.02 disclosing, among other things, that on July 2, 2018, the Company entered into debt conversion agreements with certain holders of the Company’s convertible promissory notes to convert the outstanding principal and accrued and unpaid interest of those notes into shares of the Company’s common stock, $0.001 par value (the “Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Original 8-K.

This amendment to the Original 8-K is being filed to correct the number of shares of Common Stock that were issued upon conversion of the Series 2 Notes The Original 8-K inadvertently reflected that $259,296.89 of the outstanding principal and interest of the Series 2 Notes was converted into 114,053 shares of Common Stock instead of 144,053 shares of Common Stock. No other changes to the Original 8-K were made. This Amendment should be read in conjunction with the Original 8-K and the Company’s other filings with the Securities and Exchange Commission.

Item 3.02.  Unregistered Sales of Equity Securities.

Item 1.01 is hereby incorporated by reference into this Item 3.02. As previously disclosed, the above issuance was completed in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Subscribers. The Conversion Shares, Warrants, Payment Warrants and the shares of Common Stock issuable upon exercise of the Warrants and Payment Warrants have not been and may not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Warrants, Payment Warrants, shares of Common Stock or any other securities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ Dave Rosa
Name: David Rosa
Title: Chief Executive Officer

Dated: July 23, 2018

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